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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number     811-04963

The Berwyn Funds

(Exact name of registrant as specified in charter)

1189 Lancaster Avenue Berwyn, Pennsylvania	19312
(Address of principal executive offices)	(Zip code)

Kevin M. Ryan

The Killen Group, Inc.          1189 Lancaster Avenue              Berwyn, PA 19312

(Name and address of agent for service)

Registrant's telephone number, including area code:  (610) 296-7222

Date of fiscal year end:         December 31, 2011

Date of reporting period:       December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

THE BERWYN FUNDS

BERWYN FUND • BERWYN INCOME FUND • BERWYN CORNERSTONE FUND

ANNUAL REPORT

DECEMBER 31, 2011

NO LOAD MUTUAL FUNDS

Shareholder Services
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707 | Cincinnati, Ohio 45246-0707
1 (800) 992-6757
www.theberwynfunds.com

THE BERWYN FUNDS TABLE OF CONTENTS

THE BERWYN FUNDS

2011 Annual Report

The Berwyn Funds

Letter from the President

January 26, 2012

Dear Shareholder:

Two-thousand and eleven was a challenging year for The Berwyn Funds as it was for most institutional and private investors. In general, the stock market traded higher during the first quarter, peaked early in the second quarter and, after making a climactic bottom on October 4th, finished the year with firmer prices. Daily trading volatility was especially high during the summer and fall months; for example, the Dow Jones Industrial Average (DJIA) experienced days when the index traversed over six-hundred points. However, at year’s end most stock indices had moved only modestly from the prior year’s close, with the DJIA registering a total return of 8.38 percent, which was considerably better than the 2.11 percent total return of the Standard and Poor’s 500 Index (S&P 500).

Stocks with smaller market capitalizations, such as those held in Berwyn Fund, experienced greater volatility and generally underperformed stocks with larger capitalizations. The Russell 2000 Index, the most familiar small-cap index, had an annual trading range of 44.3 percent as compared to the 23.7 percent trading range experienced by the DJIA. For the twelve month period, the Russell 2000 lost 4.18 percent on a total return basis.

Berwyn Income Fund (BIF) and Berwyn Fund (BF) performed well in 2011, registering small positive total returns. Berwyn Cornerstone Fund (BCF), our mid and large-cap stock vehicle, experienced a modest total return loss. Encouragingly, BCF matched the performance of the S&P 500 during the fourth quarter of 2011 and has outperformed this index thus far in 2012. The returns of each fund are discussed more fully in the shareholder letters that follow.

As has been the case since the financial collapse of 2008, investors focused their attention on the world’s macroscopic problems and not the attractive stock valuations that we believe provide an opportunity for long term investors. The earthquake and tsunami that disrupted the Japanese economy, higher oil and other commodity prices, unusually heavy weather-related domestic property damage, the downgrade of United States debt instruments, the country’s political stalemate and the problems of the European Union gave investors plenty of issues about which to fret. The level of fear in the marketplace can be gauged by today’s low interest rates on both short and long term Treasury bonds, which continue to act as a safe haven for many global investors.

At the beginning of 2011, each of our funds maintained a relatively defensive posture. However, subsequent to the market’s collapse in August, The Berwyn Funds became aggressive buyers of securities. In fact, in September we re-opened BIF, which had been closed to new investors since November, 2010. We believe that the retreat in stock and bond prices created a buying opportunity that should become evident later this year. Despite the litany of domestic and global problems cited above, the U.S. economy continues to slowly emerge from the darkest days of late 2008 and early 2009 and, as a result, the S&P 500 reported record breaking earnings for 2011.

Although many mutual fund families experienced a net outflow of funds during the past year, The Berwyn Funds did not share this experience. As you can imagine, attempting to raise cash by liquidating securities in a falling market is a challenging undertaking and normally worsens a fund’s performance. By selling stocks and bonds early in the past year, when the financial markets were strong, we mitigated the effects of the market decline and used a portion of our cash reserves to meet the shareholder redemptions that did occur.

Finally, I would like to thank our shareholders for their loyalty and confidence in our team and I remind you to visit our website, www.theberwynfunds.com, for the latest news on our funds.

Sincerely,

Robert E. Killen
President

Past performance is not a guarantee of future results. The investment return and the principal value of an investment in The Berwyn Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data cited. Current month end data is available at www.theberwynfunds.com.

An investor should consider the investment objectives, risks, and charges and expenses of the Funds carefully before investing. The Funds’ prospectus contains this and other information about the Funds and should be read before investing. The Funds’ prospectus may be obtained by downloading it from the Funds’ web site (www.theberwynfunds.com) or by calling 1-800-992-6757.

The President’s Letter seeks to describe some of the Advisor’s current opinions and views of the financial markets. Although the Advisor believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The opinions and views expressed are as of the date of the Letter.

The Berwyn Funds are distributed by Ultimus Fund Distributors, LLC.

THE BERWYN FUNDS

2011 Annual Report

Berwyn Fund

a series of The Berwyn Funds

January 26, 2012

Dear Berwyn Fund Shareholder:

Berwyn Fund (BF) finished last year on a very strong note, rising 19.71 percent in the fourth quarter. For the year, BF’s net asset value per share rose from $28.28 to $28.76 and, in addition, a long term capital gain of $0.502 per share was distributed to shareholders prior to year-end to provide a total return of 3.45 percent. Although our annual performance was modest on an absolute basis, it compared favorably with our small cap benchmark index, the Russell 2000 Index, which lost 4.18 percent for the year on a total return basis. In general, stocks with larger market capitalizations performed better than stocks with smaller market capitalizations as exemplified by the Dow Jones Industrial Average (DJIA) and Standard & Poor’s 500 Index (S&P 500) which rose 8.38 percent and 2.11 percent on total return basis, respectively.

Last year’s under-performance of small cap stocks as compared to large cap stocks illustrates the short-term variability of market sectors. Over longer periods of time, such as from the beginning of the millennium to the end of 2011, cumulative total returns for the DJIA and S&P 500 are 40.79 percent and 6.80 percent, respectively, while the Russell 2000 has risen 71.71 percent on a total return basis. Also, whereas the Russell 2000 reached an all-time high on May 17th of last year, both the DJIA and S&P 500 remain below their all-time highs reached on October 17, 2007. BF’s ten-year performance record versus the Russell 2000 is shown at the end of this letter. The performance of BF versus its benchmark index clearly illustrates the value that active management can bring to the investment process.

A major disadvantage of small cap stocks can be their volatility, particularly in bear markets. In order to reduce volatility in Berwyn Fund, we tend to accumulate cash when we believe stock valuations to be high, as we did at the beginning of last year, and we avoid companies that are overly leveraged. These tactics worked especially well for our shareholders in 2008 when the fund was able to significantly outperform both small and large cap indices in a vicious bear market caused, in part, by an absence of short term credit availability.

During the first quarter of 2011, we eliminated our positions in Frontier Oil, Rehabcare Group, Courier and Wabash National and entered the second quarter with 12.6 percent of BF’s assets in cash. In the third quarter, after the stock market weakened, we added three new stock positions (Allegiant Travel, Landec and Stewart Information) to the portfolio, as reported in our last communication, and also added to our existing holdings. In the fourth quarter, we sold our position in Lifepoint Hospitals at a profit and reallocated those funds to the purchase of WMS Industries, a well-managed manufacturer, seller and lessor of gaming machines. WMS is the only new stock that was added to the portfolio in the fourth quarter. The company is solidly profitable, has a strong balance sheet and, in our opinion, has good growth potential as the gaming industry continues to recover from the past recession.

For the year, BF’s top performing stocks were Sturm Ruger, up 122.5 percent, Genesco, up 64.7 percent, Rehabcare Group, up 56.3 percent, Frontier Oil, up 55.6 percent and Newpark Resources, up 54.2 percent. Rehabcare Group and Frontier Oil were sold when they received takeover offers from other industry players. The fund’s bottom five performers were Ducommun, down 41.3 percent, Chiquita Brands, down 40.5 percent, Methode Electronics, down 34.4 percent, Suffolk Bancorp, down 34.4 percent and Hallmark Financial Services, down 23.2 percent. Although Ducommun has been trimmed and Suffolk Bancorp has been sold, we continue to believe that Chiquita Brands, Methode Electronics and Hallmark Financial Services will become profitable investments.

At the end of 2011, BF had approximately $227 million in assets as compared to $189 million in assets at the end of 2010. The majority of the gain in assets was due to share purchases by new and existing shareholders. At year’s end the fund held only 3.3 percent of these assets in cash, which is a reflection of our positive outlook for the stock market in 2012. The accompanying pie chart illustrates the industry groups in which these assets are distributed. Normally we attempt to hold approximately forty individual stock positions, which we believe provides a trade-off between appropriate diversification and maximizing the value of our best ideas. At the end of the year there were 42 stocks in the portfolio, with a weighted average market capitalization of $588 million. This compares with 42 stocks in the portfolio at the end of 2010 and a weighted average market capitalization of $677 million. Our research process screens for companies having market capitalizations between $125 million and $1.2 billion.

Thank you for your continued confidence in our management of your fund.

Sincerely,

The Killen Group, Inc.

Fund Performance for Periods Ended 12/31/11 (Average Annual Total Returns)
	One Year	Five Years	Ten Years
Berwyn Fund	3.45%	2.98%	9.05%
Past performance is not a guarantee of future results. The investment return and the principal value of an investment in BF will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data cited. Current month end data is available at www.theberwynfunds.com.

The expense ratio for Berwyn Fund for the year ended 12/31/11 was 1.21%. The expense ratio for Berwyn Fund as stated in the 5/1/11 prospectus was 1.26%. Returns are net of all expenses, advisory fees and commission charges and include the reinvestment of BF’s dividends and distributions. The returns shown do not reflect the deduction of taxes a shareholder may pay on the redemption of Fund shares or Fund distributions.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other information about the Fund and should be read before investing. The Fund’s prospectus may be obtained by downloading it from the Fund’s web site or by calling 1-800-992-6757.

THE BERWYN FUNDS

2011 Annual Report

Berwyn Income Fund

a series of The Berwyn Funds

January 26, 2012

Dear Berwyn Income Fund Shareholder:

The total return to shareholders of Berwyn Income Fund (BIF) for 2011’s fourth quarter was 4.57 percent. For the full year, 2011, BIF’s total return was 3.09 percent. In the fourth quarter, a dividend of $0.1215 per share was paid from net investment income, up from the $0.112 per share dividend paid in 2010’s final quarter. At year’s end, the fund also paid a long-term capital gain distribution of $0.3526 per share.

During the fourth quarter, BIF’s performance slightly exceeded the 4.23 percent total return gain of the Lipper Income Fund Index, our only reference index with an equity component. BIF’s quarterly performance fell between its two fixed income reference indices, the Citigroup Broad Investment Grade Bond Index (+1.09%) and the Merrill Lynch High Yield II Index (+6.18%). Both equities and high yield bonds rallied strongly in the year’s final quarter as domestic economic fears and European debt concerns moderated. The reported earnings of many U.S. companies provided hope that the country was finally starting to emerge from the great recession. Adding to the good news, national employment reports appeared to be turning positive as were statistics relating to economic production. Finally, despite presumptions of their imminent demise, U.S. consumers appear to be reawakening.

2011 was a challenging year for most in the investment industry, including The Killen Group. It was a year marked by incredible contrast, both in terms of the performance of individual securities and the performance of investment managers. Most equity and fixed income markets posted positive returns, but there were several well-known companies that went bankrupt, such as MF Global, American Airlines and, early in 2012, Eastman Kodak. There were also several respected fund managers that struggled mightily while the markets’ winds shifted. On the fixed income side, PIMCO’s Bill Gross, well-known manager of the world’s largest mutual fund, apologized to his shareholders in October for under-investing in U.S. Treasury Bonds. In equities, Bill Miller, famed manager of the Legg Mason Value Trust, announced in November that he would step down after failing to recover the magic touch that helped him beat the S&P 500 Index for fifteen consecutive years (1991-2005). In alternative investments, John Paulson, arguably the world’s most famous hedge fund manager, stumbled mightily, with losses of nearly fifty percent in one of his funds.

Within the context of this confounding investment setting, BIF’s managers sought to invest prudently, but in a deliberate manner. We bought securities of, in our opinion, well-funded companies and bonds with lower levels of interest rate sensitivity. We sold higher-priced fixed income securities, attempting to take advantage of the historic Treasury and corporate bond market rally, while buying securities issued by out-of-favor companies. We invested your assets at times when other investors were fearful and, at other times, we remained patient on the sidelines in the face of rising security prices.

For 2011, despite performing well relative to many of our peers, BIF, in management’s opinion, had only an average year, producing slightly greater than a 3 percent total return. In the context of the volatile market environment, this performance was neither great nor terrible. We did not own enough interest rate-sensitive securities, which performed very well, and our equity performance was somewhat disappointing. On the other hand, we believe that we managed risk well and did not expose our shareholders to any major portfolio-damaging “blow-ups.”

In keeping with our theme of contrasts, no discussion of BIF’s annual performance should ignore our largest equity position, Ennis, Inc., or one of the largest fixed income holdings, SanDisk Corp. Ennis, Inc. is a manufacturer of printed business products and apparel. Ennis was our largest stock position heading into 2011 and, in our opinion, was extremely under-valued, trading under ten times twelve-month trailing earnings with a dividend yield over four percent and tangible growth potential. Unfortunately, twelve months later, the stock continues to trade at ten times twelve-month trailing earnings with a dividend yield over four percent and tangible growth potential. Ennis failed to realize its earnings potential last year as profits in its apparel (t-shirt) segment wilted under commodity price pressure as the price of cotton rose nearly fifty percent from the end of 2010 to April 2011. In order to ensure adequate supply, major players in the industry, such as Ennis, locked in abnormally high-priced inventory. To compound the matter, small competitors, who buy cotton in the spot market, were able to gain market share by offering lower priced t-shirts as the spot price of cotton subsequently fell. Ennis’ earnings contracted and the stock price fell nineteen percent. We continue to hold Ennis and, despite last year’s disappointment, believe it is well managed and will work through its inventory issue.

One of our largest bond holdings for most of last year was the 2017 maturity convertible bonds of SanDisk Corp. SanDisk is a leading manufacturer of flash data storage products. The company rebounded from the depths of the economic collapse in 2008 and 2009, producing solid earnings in 2010. Heading into 2011, the capital markets were extremely skeptical that SanDisk could sustain its profitability, reflected in the underlying stock’s single-digit price to earnings multiple at the beginning of the year. The company, bolstered by the continued growth in mobile devices, not only sustained its earnings, but modestly increased them. The stock was very volatile during the year and its sharp decline in late summer gave us a chance to buy the 2017 convertible bonds at a price that we considered attractive. Subsequently, the stock rallied strongly and our convertible bond position had appreciated 21% by the end of the year.

Excluding our longer duration bond holdings, which rose steadily, most of the portfolio exhibited frustrating volatility throughout the year. Our equity portfolio was bolstered by Pfizer and GlaxoSmithKline, 2010’s laggards. Meanwhile, economically sensitive holdings, such as Alcoa, Methode Electronics and Eagle Materials, and our bank holdings, New York Community Bancorp, Bank of New York Mellon and J.P. Morgan Chase & Co., detracted from performance. Our bond portfolio posted decent gains over the course of the year but would have performed even better were it not for our Nuvasive, Inc. 2017 convertible bond position. These bonds declined significantly after the company was found to have infringed upon a competitor’s patent and they were sold from the fund in the fourth quarter.

From an asset allocation perspective, BIF’s cash reserve levels fluctuated almost as much as the markets. As we entered 2011, the fund held over 20 percent in cash and maintained this level through the first quarter. Cash declined to the mid-teen level by the end of the second quarter, then dropped dramatically during the third and early fourth quarters. When the equity and convertible bond markets sold off between August and October, nearly 14 percent in cash reserves was invested in what we believed to be undervalued securities, causing the fund’s cash position to dip to less than 8 percent. As the markets subsequently firmed and rallied, cash once again climbed back near 20 percent by the end of the year. The recent rise in cash was also the result of over $100 million worth of bonds that matured, were put back to the issuing company or were redeemed in the last few months of 2011. We intend to invest these funds opportunistically during 2012.

BIF’s equity position stood at 27 percent at the end of the year. In addition to almost 20 percent in cash and 17 percent in convertible bonds, BIF held 36 percent in non-convertible corporate bonds as of 12/31/11. Excluding cash, roughly two-thirds of BIF’s bond portfolio is invested in high yield securities and one-third in investment grade securities. The fund’s duration, a measure of interest rate sensitivity, stood at 3.2 years at year’s end. We believe the fund’s underweighted position in bonds and its modest duration are consistent with the historically low interest rates available in the market. In our attempt to add value, we will continue to leverage our strong equity and credit research. As mentioned in past letters, if interest rates continue to decline, BIF’s performance may lag its peers. Despite this fact, we are comfortable with our current positioning and believe that it has a favorable balance of risk and potential reward.

BIF ended the year with a little more than $1.3 billion in assets. We believe that the volatile market environment will offer attractive investment opportunities in the future for our investors. The fund’s current asset size provides our managers the investment flexibility to be opportunistic while allowing us room to grow in a healthy manner for the foreseeable future. In closing, we remain grateful for the trust you have placed in us. We fully appreciate the responsibility of managing your money and will continue to do so with diligence and integrity.

Very truly yours,

The Killen Group, Inc.

Fund Performance for Periods Ended 12/31/11 (Average Annual Total Returns)
	One Year	Five Years	Ten Years
Berwyn Income Fund	3.09%	7.23%	7.98%
Past performance is not a guarantee of future results. The investment return and the principal value of an investment in BIF will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data cited. Current month end data is available at www.theberwynfunds.com.

The expense ratio for Berwyn Income Fund for the year ended 12/31/11 was 0.66%. The expense ratio for Berwyn Income Fund as stated in the 5/1/11 prospectus was 0.68%. Returns are net of all expenses, advisory fees and commission charges and include the reinvestment of BIF’s dividends and distributions. The returns shown do not reflect the deduction of taxes a shareholder may pay on the redemption of Fund shares or Fund distributions.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other information about the Fund and should be read before investing. The Fund’s prospectus may be obtained by downloading it from the Fund’s web site or by calling 1-800-992-6757.

THE BERWYN FUNDS

2011 Annual Report

Berwyn Cornerstone Fund

a series of The Berwyn Funds

January 26, 2012

Dear Berwyn Cornerstone Fund Shareholder:

For the fourth quarter and full year ended December 31, 2011, Berwyn Cornerstone Fund (BCF) recorded total returns, including a year-end income dividend of $0.143 per share, of 11.92% and minus 2.59%, respectively. The gain for the quarter reflected a strong finish to the year for most stocks as the fear that European debt issues would cause global economies to slow receded. The loss for the full year comes on the heels of a turbulent period for the stock market marked by significant volatility.

The fund’s primary benchmarks, the S&P 500 and S&P 400 MidCap Indices, showed similar return patterns for the quarter and the year. In the fourth quarter, the total return for the S&P 500 was 11.82% while the S&P 400 MidCap Index returned 12.98%. For the full year, the S&P 500 had a total return of 2.11% and the S&P 400 MidCap Index had a total return loss of 1.73%.

The annual performance for both BCF and its benchmark indices would indicate that the market experienced a relatively benign 12 months. This was far from the truth, with the market and individual stocks experiencing dramatic swings in prices during the period. At various points in time during the first six months of 2011, the fund and its indices generated positive returns of between 5 and 10%. This was followed by a significant reversal during the summertime with the fund and its benchmark indices dropping to a point in early fall where year-to-date returns were between minus 10 and 15%. A strong fourth quarter rally in most stocks brought BCF and the indices to the year-end returns shown above.

The market volatility was caused by dramatic shifts in investor sentiment. Investors entered 2011 feeling increasingly confident as earnings were rebounding amid signs that the domestic and global economies were recovering. As the year progressed, developments outside the United States began to divert investor attention and cause anxiety regarding the health of the global economy. Unrest in the Middle East, most notably among some OPEC member countries, caused oil prices to start rising, creating margin pressure in many industries. Along with this headwind, high levels of debt in several European countries, and the economic consequences of the proposed remedies, began to weigh on investor confidence.

These macro economic factors caused investors to lower their expectations of corporate profitability, creating the weak market seen in the summer and early fall of 2011. The rally in the final quarter of the year was a result of reported earnings being much stronger than expected given the concerns of investors. The anticipated weakness has not been reflected in corporate profits, with most companies continuing to show year over year improvement.

The downward move that so rattled investors in mid-2011 took many stocks to levels we believed to be very inexpensive when one considers the underlying companies’ historical and potential earnings. The difference between the stock market’s decline of last summer and 2008/09 was twofold. First, valuations, while declining significantly, did not reach the extreme lows seen in 2008/09. Secondly, individual companies were reporting results that were actually quite strong. In contrast, in 2008/09, most companies were experiencing declining sales and profits.

Similar to 2008/09, we used the sell-off last year to add several companies that, in our opinion, were being underpriced by the market. Most of these investments were in the beaten down, economically sensitive sectors of the market such as Materials, Industrials and Information Technology. Among the companies purchased in BCF were Lincoln Electric, one of the world leaders in welding equipment, Nucor Corp. in the steel industry and Adtran, Inc. in telecom equipment. We believe these additions to the fund represent strong companies and offer increased growth potential versus those holdings that were sold to generate room in the portfolio. Companies that were sold included L3 Communications and Sysco Corp.

When we reflect on BCF’s performance for 2011, we are not satisfied with either the absolute or relative returns. The fund underperformed both of its benchmarks, as noted earlier, which is always disappointing. Much of the damage occurred in the first half of the year when the market was more exuberant. While we were able to narrow the gap in relative performance by the end of the year, we remained behind both benchmarks as the year ended. A few areas of underperformance stand out. Financials stocks remain the market sector most feared by investors as a result of the uncertain regulatory environment and macro-economic concerns. With approximately 20% of the fund’s investments in this sector, it was a major contributor to BCF’s underperformance during 2011. While fundamental progress in this sector has been slower than we had anticipated, our banking and insurance investments are slowly recovering from the financial crisis and we believe that the fund’s holdings have emerged stronger and in better competitive positions. Another area of relative weakness was the Consumer Discretionary sector. Here we had one company that performed fundamentally worse than we had expected. During the second quarter we completely sold the stock in question, Aeropostale, Inc, and, in the early fourth quarter added Ford Motor Co.

A sector of the fund which we have highlighted in prior letters that outperformed was Information Technology. Several stocks in this sector, led by IBM, performed very well as the underlying companies reported strong fundamentals. Also the Fund’s Health Care stocks, which lagged in prior years, generally provided solid returns in 2011.

For the year, BCF’s top-performing stocks and their total returns were Pfizer, Inc., up 28.8%, IBM, up 27.4%, Lincoln Electric Holdings, up 22.7%, GlaxoSmithKline PLC, up 22.6% and Abbot Labs, up 21.8%. On the downside, the following negative total returns were recorded: Alcoa, Inc., down 43.3%, Hewlett Packard Co., down 37.9%, Best Buy, Inc., down 30.2%, New York Community Bancorp, down 29.8% and Aeropostale, Inc., down 25.9%.

While 2011 was a frustrating year as far as achieving growth for the fund, we believe the weakness that occurred provided an excellent opportunity for BCF to refresh its holdings. We look forward to seeing the potential payoff for our shareholders in 2012.

As always we appreciate our shareholder’s support and look forward to updating you on our progress in 2012.

Very truly yours,

The Killen Group, Inc.

Fund Performance for Periods Ended 12/31/11 (Average Annual Total Returns)
	One Year	Five Years	(5/01/02)
Berwyn Cornerstone Fund	-2.59%	-0.30%	4.80%
Past performance is not a guarantee of future results. The investment return and the principal value of an investment in BCF will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data cited. Current month end data is available at www.theberwynfunds.com.

The total and net expense ratios for Berwyn Cornerstone Fund for the year ended 12/31/11 were 1.95% and 1.25%, respectively. The total and net expense ratios for Berwyn Cornerstone Fund as stated in the 5/1/11 prospectus were 2.20% and 1.26%, respectively. Effective July 1, 2010, the Advisor has contractually agreed to waive all or a portion of its management fees in order to limit BCF’s ratio of expenses to average net assets to 1.25%. Returns are net of all expenses, advisory fees and commission charges and include the reinvestment of BCF’s dividends and distributions. The returns shown do not reflect the deduction of taxes a shareholder may pay on the redemption of Fund shares or Fund distributions.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other information about the Fund and should be read before investing. The Fund’s prospectus may be obtained by downloading it from the Fund’s web site or by calling 1-800-992-6757.

BERWYN FUND SCHEDULE OF INVESTMENTS December 31, 2011

COMMON STOCKS — 97.3%	Shares	Value
CONSUMER DISCRETIONARY — 15.2%
AUTO COMPONENTS — 2.8%
Spartan Motors, Inc.	1,299,409	$6,224,169

AUTOMOBILES — 2.6%
Winnebago Industries, Inc.+	787,303	5,810,296

HOTELS, RESTAURANTS & LEISURE — 2.5%
WMS Industries, Inc.+	281,000	5,766,120

HOUSEHOLD DURABLES — 2.6%
Hooker Furniture Corp.	517,946	5,956,379

LEISURE EQUIPMENT & PRODUCTS — 1.6%
Sturm, Ruger & Co., Inc.	107,526	3,597,820

SPECIALTY RETAIL — 3.1%
Genesco, Inc.+	36,200	2,234,988
Jos. A. Bank Clothiers, Inc.+	99,700	4,861,372
		7,096,360
CONSUMER STAPLES — 5.1%
FOOD PRODUCTS — 5.1%
Chiquita Brands International, Inc.+	565,800	4,718,772
Sanderson Farms, Inc.	137,000	6,867,810
		11,586,582
ENERGY — 7.3%
ENERGY EQUIPMENT & SERVICES — 4.6%
Gulf Island Fabrication, Inc.	201,563	5,869,514
Newpark Resources, Inc.+	492,850	4,682,075
		10,551,589
OIL, GAS & CONSUMABLE FUELS — 2.7%
VAALCO Energy, Inc.+	1,008,900	6,093,756

FINANCIALS — 14.7%
COMMERCIAL BANKS — 2.6%
City Holding Co.	173,385	5,874,284

INSURANCE — 9.4%
American Equity Investment Life Holding Co.	376,940	3,920,176
Hallmark Financial Services, Inc.+	759,430	5,285,633
Horace Mann Educators Corp.	428,950	5,880,904

BERWYN FUND SCHEDULE OF INVESTMENTS (continued)

COMMON STOCKS — 97.3% (continued)	Shares	Value
FINANCIALS — 14.7% (continued)
INSURANCE — 9.4% (continued)
Stewart Information Services Corp.	534,800	$6,176,940
		21,263,653
THRIFTS & MORTGAGE FINANCE — 2.7%
Dime Community Bancshares, Inc.	484,950	6,110,370

INDUSTRIALS — 24.1%
AEROSPACE & DEFENSE — 0.5%
Ducommun, Inc.+	97,191	1,239,185

AIRLINES — 2.8%
Allegiant Travel Co.+	36,810	1,963,078
SkyWest, Inc.	346,200	4,358,658
		6,321,736
BUILDING PRODUCTS — 2.4%
AAON, Inc.	263,718	5,387,759

COMMERCIAL SERVICES & SUPPLIES — 7.4%
Ennis, Inc.	379,243	5,055,309
Knoll, Inc.	352,000	5,227,200
US Ecology, Inc.	348,835	6,537,168
		16,819,677
CONSTRUCTION & ENGINEERING — 2.7%
Granite Construction, Inc.	257,000	6,096,040

ELECTRICAL EQUIPMENT — 3.0%
Encore Wire Corp.	265,284	6,860,244

MACHINERY — 5.3%
Graham Corp.	345,114	7,744,358
Tennant Co.	107,324	4,171,684
		11,916,042
INFORMATION TECHNOLOGY — 23.2%
COMMUNICATIONS EQUIPMENT — 2.2%
InterDigital, Inc.	114,000	4,965,840

COMPUTERS & PERIPHERALS — 4.9%
Stratasys, Inc.+	158,000	4,804,780
Synaptics, Inc.+	208,000	6,267,040
		11,071,820

BERWYN FUND SCHEDULE OF INVESTMENTS (continued)

COMMON STOCKS — 97.3% (continued)	Shares	Value
INFORMATION TECHNOLOGY — 23.2% (continued)
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 5.0%
Methode Electronics, Inc.	600,087	$4,974,721
Plexus Corp.+	228,000	6,242,640
		11,217,361
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 5.2%
Advanced Energy Industries, Inc.+	491,700	5,275,941
Rudolph Technologies, Inc.+	707,350	6,535,914
		11,811,855
SOFTWARE — 5.9%
Fair Isaac Corp.	211,500	7,580,160
VASCO Data Security International, Inc.+	892,665	5,811,249
		13,391,409
MATERIALS — 5.3%
CHEMICALS — 5.3%
KMG Chemicals, Inc.	392,360	6,756,439
Landec Corp.+	951,300	5,222,637
		11,979,076
UTILITIES — 2.4%
GAS UTILITIES — 2.4%
Laclede Group, Inc. (The)	134,312	5,435,607

TOTAL COMMON STOCKS (Cost $201,226,764)		$220,445,029

MONEY MARKET FUNDS — 3.3%	Shares	Value
Fidelity Institutional Money Market Portfolio - Select Class, 0.14% * (Cost $7,500,285)	7,500,285	$7,500,285

TOTAL INVESTMENTS AT VALUE — 100.6% (Cost $208,727,049)		$227,945,314

LIABILITIES IN EXCESS OF OTHER ASSETS — (0.6%)		(1,368,673)

NET ASSETS — 100.0%		$226,576,641

+	Non-income producing security.

*	Variable rate security. The rate shown is the 7-day effective yield as of December 31, 2011.

See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS December 31, 2011

COMMON STOCKS — 26.9%	Shares	Value
CONSUMER DISCRETIONARY — 2.0%
SPECIALTY RETAIL — 2.0%
Chico's FAS, Inc.	1,305,134	$14,539,193
Destination Maternity Corp.	743,418	12,400,212
		26,939,405
CONSUMER STAPLES — 2.6%
FOOD & STAPLES RETAILING — 1.7%
SYSCO Corp.	651,000	19,093,830
Wal-Mart Stores, Inc.	58,000	3,466,080
		22,559,910
HOUSEHOLD PRODUCTS — 0.9%
Kimberly-Clark Corp.	167,000	12,284,520

ENERGY — 0.5%
ENERGY EQUIPMENT & SERVICES — 0.5%
Tidewater, Inc.	135,000	6,655,500

FINANCIALS — 3.8%
DIVERSIFIED FINANCIAL SERVICES — 1.3%
JPMorgan Chase & Co.	492,000	16,359,000

INSURANCE — 2.0%
Chubb Corp. (The)	100,000	6,922,000
HCC Insurance Holdings, Inc.	721,184	19,832,560
		26,754,560
THRIFTS & MORTGAGE FINANCE — 0.5%
New York Community Bancorp, Inc.	525,000	6,494,250

HEALTH CARE — 4.4%
PHARMACEUTICALS — 4.4%
AstraZeneca PLC - ADR	262,000	12,127,980
GlaxoSmithKline PLC - ADR	355,000	16,198,650
Johnson & Johnson	225,000	14,755,500
Pfizer, Inc.	655,000	14,174,200
		57,256,330
INDUSTRIALS — 5.9%
COMMERCIAL SERVICES & SUPPLIES — 3.1%
Ennis, Inc.	1,555,193	20,730,723
US Ecology, Inc.	1,024,565	19,200,348
		39,931,071

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (continued)

COMMON STOCKS — 26.9% (continued)	Shares	Value
INDUSTRIALS — 5.9% (continued)
INDUSTRIAL CONGLOMERATES — 1.0%
3M Co.	159,000	$12,995,070

MACHINERY — 0.8%
Met-Pro Corp.	1,212,003	10,956,507

PROFESSIONAL SERVICES — 1.0%
Dun & Bradstreet Corp. (The)	178,000	13,319,740

INFORMATION TECHNOLOGY — 3.6%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.1%
Methode Electronics, Inc.	1,783,508	14,785,281

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.3%
Intel Corp.	700,000	16,975,000

SOFTWARE — 1.2%
Microsoft Corp.	576,000	14,952,960

MATERIALS — 1.4%
CONSTRUCTION MATERIALS — 0.5%
Eagle Materials, Inc.	254,179	6,522,233

METALS & MINING — 0.9%
Alcoa, Inc.	1,350,000	11,677,500

UTILITIES — 2.7%
ELECTRIC UTILITIES — 1.8%
Exelon Corp.	533,000	23,116,210

GAS UTILITIES — 0.9%
Laclede Group, Inc. (The)	295,739	11,968,557

TOTAL COMMON STOCKS (Cost $327,898,787)		$352,503,604

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (continued)

PREFERRED STOCKS — 3.4%	Shares	Value
FINANCIALS — 3.4%
CAPITAL MARKETS — 0.2%
BNY Capital V - Series F	85,505	$2,171,827

COMMERCIAL BANKS — 0.3%
Wells Fargo Capital IX	134,272	3,363,513

DIVERSIFIED FINANCIAL SERVICES — 2.1%
JPMorgan Chase Capital XII	216,614	5,508,494
Newell Financial Trust - Series I - CV	525,630	22,207,868
		27,716,362
REAL ESTATE INVESTMENT TRUSTS (REIT) — 0.8%
Health Care REIT, Inc. - Series D	217,286	5,525,583
Public Storage - Series F	222,597	5,667,320
		11,192,903

TOTAL PREFERRED STOCKS (Cost $43,612,341)		$44,444,605

CORPORATE BONDS — 49.4%	Par Value	Value
CONSUMER DISCRETIONARY — 17.1%
DIVERSIFIED CONSUMER SERVICES — 1.1%
Hillenbrand, Inc., 5.50%, due 07/15/20	$1,000,000	$1,072,154
Service Corp. International, 6.75%, due 04/01/15	7,015,000	7,541,125
Service Corp. International, 7.50%, due 04/01/27	6,590,000	6,326,400
		14,939,679
HOTELS, RESTAURANTS & LEISURE — 0.3%
Choice Hotels International, Inc., 5.70%, due 08/28/20	3,381,000	3,515,648

HOUSEHOLD DURABLES — 2.7%
D.R. Horton, Inc., 6.125%, due 01/15/14	2,000,000	2,110,000
D.R. Horton, Inc., 5.625%, due 09/15/14	3,000,000	3,090,000
D.R. Horton, Inc., 5.25%, due 02/15/15	17,702,000	17,923,275
D.R. Horton, Inc., 5.625%, due 01/15/16	8,328,000	8,494,560
D.R. Horton, Inc., 6.50%, due 04/15/16	4,280,000	4,435,150
		36,052,985

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (continued)

CORPORATE BONDS — 49.4% (continued)	Par Value	Value
CONSUMER DISCRETIONARY — 17.1% (continued)
LEISURE EQUIPMENT & PRODUCTS — 1.6%
Hasbro, Inc., 6.60%, due 07/15/28	$2,520,000	$2,770,957
Hasbro, Inc., 6.35%, due 03/15/40	3,000,000	3,243,237
Mattel, Inc., 6.20%, due 10/01/40	12,711,000	14,359,616
		20,373,810
MEDIA — 1.0%
Scholastic Corp., 5.00%, due 04/15/13	12,950,000	12,982,375

MULTILINE RETAIL — 2.3%
Family Dollar Stores, Inc., 5.00%, due 02/01/21	29,962,000	30,835,213

SPECIALTY RETAIL — 8.1%
Best Buy Co., Inc., 5.50%, due 03/15/21	40,840,000	39,066,768
Gap, Inc. (The), 5.95%, due 04/12/21	43,729,000	41,708,764
Payless Shoes Corp., 8.25%, due 08/01/13	14,911,000	14,948,278
Woolworth Corp., 8.50%, due 01/15/22	10,000,000	10,400,000
		106,123,810
CONSUMER STAPLES — 2.8%
FOOD PRODUCTS — 2.8%
Chiquita Brands International, Inc., 7.50%, due 11/01/14	11,114,000	11,197,355
Chiquita Brands International, Inc., 4.25%, due 08/15/16 CV	29,818,000	25,531,663
		36,729,018
ENERGY — 0.9%
ENERGY EQUIPMENT & SERVICES — 0.9%
Bristow Group, Inc., 3.00%, due 06/15/38 CV	8,055,000	8,226,169
Suburban Propane Partners, L.P., 7.375%, due 03/15/20	3,900,000	4,056,000
		12,282,169
FINANCIALS — 2.3%
INSURANCE — 0.4%
Provident Cos., Inc., 7.25%, due 03/15/28	3,176,000	3,390,872
Unum Group, 6.75%, due 12/15/28	1,160,000	1,224,532
		4,615,404
REAL ESTATE INVESTMENT TRUSTS (REITs) — 1.9%
Health Care REIT, Inc., 4.70%, due 09/15/17	5,000,000	4,965,660
Health Care REIT, Inc., 4.95%, due 01/15/21	21,170,000	20,243,601
		25,209,261
HEALTH CARE — 8.9%
HEALTH CARE EQUIPMENT & SUPPLIES — 1.1%
Teleflex, Inc., 6.875%, due 06/01/19	13,870,000	14,459,475

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (continued)

CORPORATE BONDS — 49.4% (continued)	Par Value	Value
HEALTH CARE — 8.9% (continued)
HEALTH CARE PROVIDERS & SERVICES — 6.5%
Hanger Orthopedic Group, Inc., 7.125%, due 11/15/18	$22,050,000	$22,408,312
LifePoint Hospitals, Inc., 3.25%, due 08/15/25 CV	20,644,000	20,979,465
Omnicare, Inc., 3.25%, due 12/15/35 CV	45,210,000	41,480,175
		84,867,952
LIFE SCIENCES TOOLS & SERVICES — 1.3%
Illumina, Inc., 144A, 0.25%, due 03/15/16 CV	22,200,000	17,787,750

INDUSTRIALS — 11.1%
AEROSPACE & DEFENSE — 2.3%
Ceradyne, Inc., 2.875%, due 12/15/35 CV	9,472,000	9,472,000
L-3 Communications Holdings, Inc., 6.375%, due 10/15/15	17,473,000	17,909,825
Orbital Sciences Corp., 2.437%, due 01/15/27 CV	2,247,000	2,258,235
		29,640,060
COMMERCIAL SERVICES & SUPPLIES — 4.4%
Corrections Corp. of America, 6.25%, due 03/15/13	39,576,000	39,576,000
Deluxe Corp., Series B, 5.125%, due 10/01/14	13,951,000	13,951,000
Deluxe Corp., 7.375%, due 06/01/15	3,830,000	3,877,875
Deluxe Corp., 144A, 7.00%, due 03/15/19	600,000	583,500
		57,988,375
INDUSTRIAL CONGLOMERATES — 0.4%
Carlisle Cos., Inc., 5.125%, due 12/15/20	4,955,000	5,439,867

TRADING COMPANIES & DISTRIBUTORS — 4.0%
Interline Brands, Inc., 7.00%, due 11/15/18	31,845,000	32,959,575
WESCO International, Inc., 7.50%, due 10/15/17	18,506,000	18,899,252
		51,858,827
INFORMATION TECHNOLOGY — 5.3%
COMMUNICATIONS EQUIPMENT — 2.2%
InterDigital, Inc., 144A, 2.50%, due 03/15/16 CV	8,750,000	9,143,750
Ixia, 3.00%, due 12/15/15 CV	20,000,000	19,575,000
		28,718,750
COMPUTERS & PERIPHERALS — 3.0%
SanDisk Corp., 1.00%, due 05/15/13 CV	7,500,000	7,303,125
SanDisk Corp., 1.50%, due 08/15/17 CV	27,000,000	31,792,500
		39,095,625
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.1%
Anixter, Inc., 5.95%, due 03/01/15	1,882,000	1,905,525

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (continued)

CORPORATE BONDS — 49.4% (continued)	Par Value	Value
MATERIALS — 1.0%
METALS & MINING — 1.0%
Alcoa, Inc., 5.87%, due 02/23/22	$5,349,000	$5,387,951
Alcoa, Inc., 5.90%, due 02/01/27	5,000,000	4,943,735
Alcoa, Inc., 5.95%, due 02/01/37	3,000,000	2,845,227
		13,176,913

TOTAL CORPORATE BONDS (Cost $628,118,984)		$648,598,491

MONEY MARKET FUNDS — 19.2%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.01%*	66,311,331	$66,311,331
Fidelity Institutional Money Market Portfolio - Select Class, 0.14%*	64,163,180	64,163,180
Invesco STIT-STIC Prime Portfolio (The) - Institutional Class, 0.09%*	61,030,858	61,030,858
Wells Fargo Advantage Heritage Money Market Fund - Institutional Class, 0.01%*	61,030,857	61,030,857
TOTAL MONEY MARKET FUNDS (Cost $252,536,226)		$252,536,226

TOTAL INVESTMENTS AT VALUE — 98.9% (Cost $1,252,166,338)		$1,298,082,926

OTHER ASSETS IN EXCESS OF LIABILITIES — 1.1%		13,897,657

NET ASSETS — 100.0%		$1,311,980,583

ADR - American Depositary Receipt.

CV - Convertible Security.

144A - This is a restricted security that was sold in a transaction exempt from Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers.

* Variable rate security. The rate shown is the 7-day effective yield as of December 31, 2011.

See Accompanying Notes to Financial Statements.

BERWYN CORNERSTONE FUND SCHEDULE OF INVESTMENTS December 31, 2011

COMMON STOCKS — 99.7%	Shares	Value
CONSUMER DISCRETIONARY — 20.4%
AUTOMOBILES — 6.8%
Ford Motor Co.+	30,725	$330,601
Thor Industries, Inc.	15,435	423,382
		753,983
MEDIA — 1.4%
Walt Disney Co. (The)	4,000	150,000

SPECIALTY RETAIL — 12.2%
Best Buy Co., Inc.	12,250	286,282
Chico's FAS, Inc.	31,285	348,515
Gap, Inc. (The)	18,585	344,752
Lowe's Cos., Inc.	14,215	360,777
		1,340,326
CONSUMER STAPLES — 2.7%
HOUSEHOLD PRODUCTS — 2.7%
Kimberly-Clark Corp.	4,065	299,021

ENERGY — 5.7%
ENERGY EQUIPMENT & SERVICES — 2.6%
Tidewater, Inc.	5,900	290,870

OIL, GAS & CONSUMABLE FUELS — 3.1%
Chevron Corp.	3,175	337,820

FINANCIALS — 19.3%
CAPITAL MARKETS — 2.8%
Bank of New York Mellon Corp. (The)	15,515	308,903

COMMERCIAL BANKS — 3.1%
Wells Fargo & Co.	12,230	337,059

DIVERSIFIED FINANCIAL SERVICES — 3.1%
JPMorgan Chase & Co.	10,455	347,629

INSURANCE — 9.1%
Chubb Corp. (The)	4,690	324,642
HCC Insurance Holdings, Inc.	13,410	368,775
Unum Group	14,770	311,204
		1,004,621

BERWYN CORNERSTONE FUND SCHEDULE OF INVESTMENTS (continued)

COMMON STOCKS — 99.7% (continued)	Shares	Value
FINANCIALS — 19.3% (continued)
THRIFTS & MORTGAGE FINANCE — 1.2%
New York Community Bancorp, Inc.	10,775	$133,287

HEALTH CARE — 12.5%
PHARMACEUTICALS — 12.5%
Abbott Laboratories	5,925	333,163
GlaxoSmithKline PLC - ADR	6,875	313,706
Johnson & Johnson	5,275	345,935
Pfizer, Inc.	17,800	385,192
		1,377,996
INDUSTRIALS — 12.5%
CONSTRUCTION & ENGINEERING — 3.2%
Jacobs Engineering Group, Inc.+	8,650	351,017

INDUSTRIAL CONGLOMERATES — 2.9%
3M Co.	3,875	316,704

MACHINERY — 3.7%
Lincoln Electric Holdings, Inc.	10,600	414,566

PROFESSIONAL SERVICES — 2.7%
Dun & Bradstreet Corp. (The)	3,950	295,578

INFORMATION TECHNOLOGY — 20.7%
COMMUNICATIONS EQUIPMENT — 3.1%
ADTRAN, Inc.	11,475	345,742

COMPUTERS & PERIPHERALS — 4.8%
Dell, Inc.+	26,670	389,915
Hewlett-Packard Co.	5,425	139,748
		529,663
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.8%
Itron, Inc.+	8,650	309,324

IT SERVICES — 3.1%
International Business Machines Corp.	1,825	335,581

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.7%
Intel Corp.	16,910	410,067

BERWYN CORNERSTONE FUND SCHEDULE OF INVESTMENTS (continued)

COMMON STOCKS — 99.7% (continued)	Shares	Value
INFORMATION TECHNOLOGY — 20.7% (continued)
SOFTWARE — 3.2%
Microsoft Corp.	13,610	$353,316

MATERIALS — 5.9%
METALS & MINING — 5.9%
Alcoa, Inc.	33,950	293,668
Nucor Corporation	8,950	354,151
		647,819

TOTAL COMMON STOCKS — 99.7% (Cost $10,444,133)		$10,990,892

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.3%		29,065

NET ASSETS — 100.0%		$11,019,957

ADR - American Depositary Receipt.

+ Non-income producing security.

See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS STATEMENTS OF ASSETS AND LIABILITIES December 31, 2011

	BERWYN FUND	BERWYN INCOME FUND	BERWYN CORNERSTONE FUND
Assets
Investments in Securities:
At Market Value (Cost $208,727,049, $1,252,166,338 and $10,444,133 for Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund, respectively) (Note 2)	$227,945,314	$1,298,082,926	$10,990,892
Receivables:
Dividends and Interest	130,926	9,500,875	25,392
Fund Shares Sold	313,217	3,164,880	765
Investment Securities Sold	—	2,952,356	82,986
Other Assets	15,204	32,979	7,522
Total Assets	228,404,661	1,313,734,016	11,107,557

Liabilities
Payables:
Due to Custodian	—	—	71,040
Fund Shares Redeemed	60,977	1,042,520	—
Investment Securities Purchased	1,528,628	—	—
Accrued Investment Advisory Fees (Note 5)	188,722	554,326	16
Accrued Administration Fees (Note 5)	23,250	124,550	3,500
Other Accrued Expenses	26,443	32,037	13,044
Total Liabilities	1,828,020	1,753,433	87,600

Net Assets	$226,576,641	$1,311,980,583	$11,019,957

Net Assets Consist of:
Paid-in Capital	$209,454,538	$1,266,927,123	$10,845,013
Undistributed Net Investment Income	—	40,977	—
Accumulated Net Realized Losses From Security Transactions	(2,096,162)	(904,105)	(371,815)
Net Unrealized Appreciation on Investment Securities	19,218,265	45,916,588	546,759
Net Assets	$226,576,641	$1,311,980,583	$11,019,957

Shares of Beneficial Interest Outstanding (No Par Value, Unlimited Authorized)	7,878,462	101,952,215	852,238

Net Asset Value and Offering Price Per Share	$28.76	$12.87	$12.93

Minimum Redemption Price Per Share (Note 2)	$28.47	$12.74	$12.80

See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS STATEMENTS OF OPERATIONS Year Ended December 31, 2011

	BERWYN FUND	BERWYN INCOME FUND	BERWYN CORNERSTONE FUND
Investment Income
Dividends	$2,497,145	$13,402,527	$254,921
Interest	114	38,381,006	—
Total Investment Income	2,497,259	51,783,533	254,921

Expenses
Investment Advisory Fees (Note 5)	2,090,393	6,526,758	91,471
Administration Fees (Note 5)	260,344	1,468,295	41,835
Registration Fees	39,691	137,738	24,422
Custodian and Bank Service Fees	29,775	85,519	3,477
Postage and Supplies	32,185	77,268	5,663
Professional Fees	24,603	24,603	17,023
Report Printing	9,172	41,983	1,932
Insurance	10,808	22,023	964
Trustees’ Fees and Expenses	9,620	9,620	9,620
Compliance Service Fees (Note 5)	5,015	5,015	5,015
Other Expenses	18,933	34,530	8,014
Total Expenses Before Fee Waivers by Advisor	2,530,539	8,433,352	209,436
Less Fees Waived by Advisor (Note 5)	—	—	(74,921)
Net Expenses	2,530,539	8,433,352	134,515

Net Investment Income (Loss)	(33,280)	43,350,181	120,406

Realized and Unrealized Gains (Losses) on Investments
Net Realized Gains (Losses) from Sales of Investment Securities	20,948,658	34,994,154	(66,387)
Net Change in Net Unrealized Appreciation (Depreciation) on Investment Securities	(14,839,156)	(39,962,105)	(344,682)
Net Realized and Unrealized Gains (Losses) on Investments	6,109,502	(4,967,951)	(411,069)

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,076,222	$38,382,230	$(290,663)

See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	BERWYN FUND		BERWYN INCOME FUND		BERWYN CORNERSTONE FUND
	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/11	Year Ended 12/31/10
Operations
Net Investment Income (Loss)	$(33,280)	$23,301	$43,350,181	$39,978,963	$120,406	$65,628
Net Realized Gains (Losses) from Sales of Investment Securities	20,948,658	4,650,188	34,994,154	29,897,956	(66,387)	481,559
Net Change in Net Unrealized Appreciation (Depreciation) on Investment Securities	(14,839,156)	32,095,003	(39,962,105)	30,010,107	(344,682)	211,918
Net Increase (Decrease) in Net Assets Resulting from Operations	6,076,222	36,768,492	38,382,230	99,887,026	(290,663)	759,105

Distributions to Shareholders
From Net Investment Income	—	(23,334)	(43,309,399)	(39,989,308)	(120,454)	(65,652)
From Realized Gains from Sales of Investment Securities	(3,878,415)	—	(34,863,743)	(26,430,508)	—	—
Decrease in Net Assets Resulting from Distributions to Shareholders	(3,878,415)	(23,334)	(78,173,142)	(66,419,816)	(120,454)	(65,652)

Capital Share Transactions
Proceeds from Shares Sold	74,970,746	53,350,342	361,710,521	711,069,360	2,317,706	2,359,380
Net Asset Value of Shares Issued in Reinvestment of Distributions to Shareholders	3,821,147	22,950	73,042,466	61,619,634	120,129	65,652
Proceeds from Redemption Fees Collected (Note 2)	82,473	50,462	240,186	448,034	300	872
Shares Redeemed	(43,215,175)	(39,129,535)	(365,307,096)	(216,015,162)	(1,279,685)	(865,198)
Net Increase in Net Assets from Capital Share Transactions	35,659,191	14,294,219	69,686,077	557,121,866	1,158,450	1,560,706

Total Increase in Net Assets	37,856,998	51,039,377	29,895,165	590,589,076	747,333	2,254,159

Net Assets
Beginning of Year	188,719,643	137,680,266	1,282,085,418	691,496,342	10,272,624	8,018,465
End of Year	$226,576,641	$188,719,643	$1,311,980,583	$1,282,085,418	$11,019,957	$10,272,624

Undistributed Net Investment Income	$—	$—	$40,977	$195	$—	$—

Capital Share Activity
Shares Sold	2,550,649	2,148,685	27,168,467	54,234,893	173,042	187,799
Shares Reinvested	131,446	804	5,614,301	4,680,055	9,248	4,888
Shares Redeemed	(1,476,666)	(1,552,664)	(27,483,921)	(16,390,970)	(95,323)	(71,838)
Net Increase from Fund Share Transactions	1,205,429	596,825	5,298,847	42,523,978	86,967	120,849
Shares Outstanding, Beginning of Year	6,673,033	6,076,208	96,653,368	54,129,390	765,271	644,422
Shares Outstanding, End of Year	7,878,462	6,673,033	101,952,215	96,653,368	852,238	765,271

See Accompanying Notes to Financial Statements.

BERWYN FUND FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	Years Ended
	12/31/2011		12/31/2010		12/31/2009	12/31/2008	12/31/2007
Net Asset Value, Beginning of Year	$28.28		$22.66		$17.78	$24.42	$28.81

Income (Loss) from Investment Operations
Net Investment Income (Loss)	(0.00	)*	0.00	*	0.05	0.02	0.07
Net Realized and Unrealized Gains (Losses) on Investment Securities	0.97		5.61		4.86	(6.65)	(1.13)
Total Income (Loss) from Investment Operations	0.97		5.61		4.91	(6.63)	(1.06)

Less Distributions
Dividends from Net Investment Income	—		(0.00	)*	(0.05)	(0.03)	(0.06)
Distributions from Net Realized Gains from Sales of Investment Securities	(0.50)		—		—	(0.00)*	(3.28)
Total Distributions	(0.50)		(0.00	)*	(0.05)	(0.03)	(3.34)

Proceeds from Redemption Fees Collected (Note 2)	0.01		0.01		0.02	0.02	0.01

Net Asset Value, End of Year	$28.76		$28.28		$22.66	$17.78	$24.42

Total Return	3.45%		24.82%		27.71%	(27.09% )	(3.68% )

Ratios/Supplemental Data:
Net Assets, End of Year (000’s)	$226,577		$188,720		$137,680	$118,349	$119,403

Ratio of Expenses to Average Net Assets	1.21%		1.25%		1.31%	1.29%	1.27%

Ratio of Net Investment Income (Loss) to Average Net Assets	(0.02%	)	0.01%		0.25%	0.10%	0.22%

Portfolio Turnover Rate	30%		44%		37%	38%	40%

*	Amount rounds to less than $0.01 per share.

See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	Years Ended
	12/31/2011	12/31/2010	12/31/2009	12/31/2008	12/31/2007
Net Asset Value, Beginning of Year	$13.26	$12.77	$10.30	$12.10	$12.28

Income (Loss) from Investment Operations
Net Investment Income	0.44	0.49	0.57	0.60	0.59
Net Realized and Unrealized Gains (Losses) on Investment Securities	(0.04)	0.76	2.47	(1.80)	0.24
Total Income (Loss) from Investment Operations	0.40	1.25	3.04	(1.20)	0.83

Less Distributions
Dividends from Net Investment Income	(0.44)	(0.49)	(0.57)	(0.60)	(0.59)
Distributions from Net Realized Gains from Sales of Investment Securities	(0.35)	(0.28)	—	—	(0.42)
Total Distributions	(0.79)	(0.77)	(0.57)	(0.60)	(1.01)

Proceeds from Redemption Fees Collected (Note 2)	0.00 *	0.01	0.00 *	0.00 *	0.00 *

Net Asset Value, End of Year	$12.87	$13.26	$12.77	$10.30	$12.10

Total Return	3.09%	10.06%	30.22%	(10.19% )	6.83%

Ratios/Supplemental Data:
Net Assets, End of Year (000’s)	$1,311,981	$1,282,085	$691,496	$234,645	$242,681

Ratio of Expenses to Average Net Assets	0.65%	0.66%	0.70%	0.73%	0.70%

Ratio of Net Investment Income to Average Net Assets	3.32%	3.93%	5.33%	5.36%	4.70%

Portfolio Turnover Rate	71%	49%	35%	64%	37%

*	Amount rounds to less than $0.01 per share.

See Accompanying Notes to Financial Statements.

BERWYN CORNERSTONE FUND FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	Years Ended
	12/31/2011	12/31/2010	12/31/2009	12/31/2008	12/31/2007
Net Asset Value, Beginning of Year	$13.42	$12.44	$9.63	$13.62	$14.80

Income (Loss) from Investment Operations
Net Investment Income	0.14	0.09	0.10	0.09	0.18
Net Realized and Unrealized Gains (Losses) on Investment Securities	(0.49)	0.98	2.81	(3.99)	(0.15)
Total Income (Loss) from Investment Operations	(0.35)	1.07	2.91	(3.90)	0.03

Less Distributions
Dividends from Net Investment Income	(0.14)	(0.09)	(0.10)	(0.09)	(0.18)
Distributions from Net Realized Gains from Sales of Investment Securities	—	—	—	(0.00)*	(1.03)
Total Distributions	(0.14)	(0.09)	(0.10)	(0.09)	(1.21)

Proceeds from Redemption Fees Collected (Note 2)	0.00 *	0.00 *	0.00 *	0.00 *	—

Net Asset Value, End of Year	$12.93	$13.42	$12.44	$9.63	$13.62

Total Return	(2.59% )	8.57%	30.21%	(28.61% )	0.19%

Ratios/Supplemental Data:
Net Assets, End of Year (000’s)	$11,020	$10,273	$8,018	$6,076	$7,423

Ratio of Total Expenses to Average Net Assets	1.95%	2.26%	2.72%	2.78%	2.52%

Ratio of Net Expenses to Average Net Assets #	1.25%	1.61%	2.00%	2.00%	2.00%

Ratio of Net Investment Income to Average Net Assets	0.42%	0.08%	0.24%	0.03%	0.66%

Ratio of Net Investment Income to Average Net Assets #	1.12%	0.73%	0.96%	0.81%	1.18%

Portfolio Turnover Rate	22%	39%	33%	46%	38%

*	Amount rounds to less than $0.01 per share.

#	After advisory fee waivers and expense reimbursements by the Advisor (Note 5).

See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS NOTES TO FINANCIAL STATEMENTS December 31, 2011

1. ORGANIZATION

Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund (individually, a “Fund,” and, collectively, the “Funds”) are each a no-load series of The Berwyn Funds (the “Trust”), a Delaware Statutory Trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Berwyn Fund’s primary investment objective is to achieve long-term capital appreciation; current income is a secondary consideration.

Berwyn Income Fund’s investment objective is to provide investors with current income while seeking to preserve capital by taking, in the opinion of the Advisor, reasonable investment risks.

Berwyn Cornerstone Fund’s investment objective is to achieve long-term capital appreciation; current income is a secondary consideration.

2. ACCOUNTING POLICIES

The following is a summary of the Funds’ significant accounting policies used in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation: The Funds’ securities that are listed on a national securities exchange are valued at the last quoted sales price. Securities not traded on the valuation date, NASDAQ traded securities, all bonds and other securities not listed on a national securities exchange are valued at the last quoted bid price. Short-term investments may be valued at amortized cost which approximates market value. The value of other assets and securities for which no quotations are readily available, or quotations for which the Advisor believes do not reflect market value, are valued at fair value as determined in good faith by the Advisor under the supervision of the Board of Trustees and will be classified as Level 2 or 3 (see below) within the fair value hierarchy, depending on the inputs used. Factors in determining portfolio investments subject to fair value determination include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; infrequency of sales; the thinness of the market; the size of reported trades; a temporary lapse in the provision of prices by a reliable pricing source; and actions of the securities markets, such as the suspension or limitation of trading.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

THE BERWYN FUNDS NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – other significant observable inputs

• Level 3 – significant unobservable inputs

For example, Corporate Bonds held by Berwyn Income Fund are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2011, by security type:

Berwyn Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$220,445,029	$—	$—	$220,445,029
Money Market Funds	7,500,285	—	—	7,500,285
Total	$227,945,314	$—	$—	$227,945,314

Berwyn Income Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$352,503,604	$—	$—	$352,503,604
Preferred Stocks	44,444,605	—	—	44,444,605
Corporate Bonds	—	648,598,491	—	648,598,491
Money Market Funds	252,536,226	—	—	252,536,226
Total	$649,484,435	$648,598,491	$—	$1,298,082,926

Berwyn Cornerstone Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$10,990,892	$—	$—	$10,990,892
Total	$10,990,892	$—	$—	$10,990,892

Refer to each Fund’s Schedule of Investments for a listing of the securities valued using Level 1 and Level 2 inputs by security type and industry type. During the year ended December 31, 2011, the Funds did not have any significant transfers in and out of any

THE BERWYN FUNDS NOTES TO FINANCIAL STATEMENTS (continued)

Level. There were no Level 3 securities or derivative instruments held by the Funds during the year ended or as of December 31, 2011. It is the Funds’ policy to recognize transfers into and out of all Levels at the end of the reporting period.

Share Valuation: The net asset value of each Fund is determined daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share, except that shares of the Funds are subject to a redemption fee of 1% if redeemed in less than six months from the date of purchase. For the years ended December 31, 2011 and December 31, 2010, proceeds from redemption fees totaled $82,473 and $50,462, respectively, for Berwyn Fund, $240,186 and $448,034, respectively, for Berwyn Income Fund and $300 and $872, respectively, for Berwyn Cornerstone Fund.

Securities Transactions and Investment Income: Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are accreted or amortized using the effective interest method.

Distributions to Shareholders: Dividends arising from net investment income, if any, are declared and paid annually to shareholders of Berwyn Fund and Berwyn Cornerstone Fund and are declared and paid quarterly to shareholders of Berwyn Income Fund. Net realized short-term gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature and are primarily due to losses deferred due to wash sales.

Common Expenses: Common expenses of the Trust are allocated among the Funds based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Repurchase Agreements: The Funds may enter into repurchase agreements (agreements to purchase securities subject to the seller’s agreement to repurchase them at a specified time and price) with well-established securities dealers or banks. Repurchase agreements may be deemed to be loans by the Funds. It is each Fund’s policy to take possession of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities as collateral under a repurchase agreement and, on a daily basis, mark-to-market such obligations to ensure that their value, including accrued interest, is at

THE BERWYN FUNDS NOTES TO FINANCIAL STATEMENTS (continued)

least equal to the amount to be repaid to the Fund under the repurchase agreement. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

Federal Income Taxes: It is each Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

3. SECURITY TRANSACTIONS

Purchases and sales of investment securities, other than short-term investments and U.S. government securities, were as follows for the year ended December 31, 2011:

	Berwyn Fund	Berwyn Income Fund	Berwyn Cornerstone Fund
Purchases of investment securities	$95,637,880	$839,668,386	$3,722,081
Proceeds from sales and maturities of investment securities	$57,834,036	$728,617,966	$2,340,979

4. TAX MATTERS

The tax character of dividends and distributions paid during the years ended December 31, 2011 and December 31, 2010 was as follows:

	Year Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Berwyn Fund	12/31/2011	$—	$3,878,415	$3,878,415
	12/31/2010	$23,334	$—	$23,334
Berwyn Income Fund	12/31/2011	$43,309,399	$34,863,743	$78,173,142
	12/31/2010	$39,989,308	$26,430,508	$66,419,816
Berwyn Cornerstone Fund	12/31/2011	$120,454	$—	$120,454
	12/31/2010	$65,652	$—	$65,652

THE BERWYN FUNDS NOTES TO FINANCIAL STATEMENTS (continued)

The following information is computed on a tax basis for each item as of December 31, 2011:

	Berwyn Fund	Berwyn Income Fund	Berwyn Cornerstone Fund
Tax Cost of Portfolio Investments	$210,823,211	$1,253,070,443	$10,502,104
Gross Unrealized Appreciation	$35,192,099	$61,680,371	$1,147,145
Gross Unrealized Depreciation	(18,069,996)	(16,667,888)	(658,357)
Net Unrealized Appreciation on Investment Securities	17,122,103	45,012,483	488,788
Undistributed Ordinary Income	—	40,977	—
Capital Loss Carryforwards	—	—	(313,844)
Total Distributable Earnings	$17,122,103	$45,053,460	$174,944

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Funds is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These “book/tax” difference are temporary in nature and are due to the tax deferral of losses on wash sales.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Therefore, there may be a greater likelihood that all or a portion of Berwyn Cornerstone Fund’s pre-enactment capital loss carryovers may expire without being utilized.

As of December 31, 2011, Berwyn Cornerstone Fund had capital loss carryforwards for U.S. federal income tax purposes of $313,844, of which $249,885 expires on December 31, 2017. The remaining capital loss carryforwards of $63,959 are long-term losses and may be carried forward indefinitely as described in the previous paragraph. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

During the year ended December 31, 2011, Berwyn Fund utilized capital loss carryforwards to offset current year net realized gains of $16,000,142 and Berwyn Cornerstone Fund utilized capital loss carryforwards to offset current year short-term realized gains of $11,936.

During the year ended December 31, 2011, Berwyn Fund reclassified $33,280 of net investment loss and $1,048 of distributions in excess of realized gains from sales of investment securities against paid-in capital on the Statements of Assets and Liabilities. Additionally, Berwyn Cornerstone Fund reclassified $48 of distributions in excess of net investment income against paid-in capital on the Statements of Assets and Liabilities.

THE BERWYN FUNDS NOTES TO FINANCIAL STATEMENTS (continued)

Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, have no effect on the Funds’ net assets or net asset value per share.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (tax years ended December 31, 2008 through December 31, 2011) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

5. TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENTS

The Funds’ investments are managed by The Killen Group, Inc. (the “Advisor”) under the terms of an Investment Advisory Agreement (the “Advisory Agreements”). Under the Advisory Agreements, Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund pay the Advisor an investment advisory fee at an annual rate of 1.00%, 0.50% and 0.85%, respectively, of their average daily net assets. Certain Trustees and officers of the Trust are also officers of the Advisor.

With respect to Berwyn Cornerstone Fund, the Advisor has contractually agreed, until at least May 1, 2013, to waive its investment advisory fees and/or reimburse other operating expenses as necessary to maintain the Fund’s ratio of ordinary operating expenses to average net assets at 1.25% per annum. Accordingly, during the year ended December 31, 2011, the Advisor waived investment advisory fees of $74,921. These waivers are not subject to recoupment.

The Trust’s Chief Compliance Officer (“CCO”) is an officer of the Advisor. The Trust has agreed to pay a reasonable allocation of the salary paid by the Advisor to such officer for the time and services provided as CCO to the Trust. Effective November 1, 2011, each Fund agreed to pay the Advisor $1,109 monthly for CCO services. Prior to November 1, 2011, each Fund paid the Advisor $279 monthly for such services. In addition, the Funds reimburse the Advisor for reasonable out-of-pocket expenses, if any, relating to compliance services.

Trustees who are not affiliated with the Advisor receive compensation from the Funds. Trustees who are affiliated with the Advisor receive no compensation from the Funds.

The Advisor and the officers of the Advisor, together with their families, owned 541,660 shares, 461,960 shares and 257,706 shares of Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund, respectively, as of December 31, 2011.

THE BERWYN FUNDS NOTES TO FINANCIAL STATEMENTS (continued)

AFFILIATED BROKER-DEALER

During the year ended December 31, 2011, Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund paid commissions of $83,800, $78,172 and $7,668, respectively, to Berwyn Financial Services Corp., a broker-dealer affiliated with the Advisor, to execute portfolio transactions.

MUTUAL FUND SERVICES AGREEMENT

Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (“Ultimus”), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. Effective March 1, 2011, for the performance of these services, the Trust pays Ultimus a fee, payable monthly, at the annual rate of 0.125% of the Funds’ aggregate average daily net assets up to $1 billion, 0.10% of the next $500 million of such assets and 0.085% of such assets in excess of $1.5 billion, subject to a minimum monthly fee of $15,000. Prior to March 1, 2011, the Trust paid Ultimus a fee, payable monthly, at the annual rate of 0.125% of the Funds’ aggregate average daily net assets up to $1 billion and 0.10% of such assets in excess of $1 billion, subject to a minimum monthly fee of $15,000. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds’ portfolio securities.

Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of each Fund’s shares and an affiliate of Ultimus. The fees payable to the Distributor are paid by the Advisor (not the Funds).

6. COMMITMENTS AND CONTINGENCIES

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7. BANK LINE OF CREDIT

Berwyn Fund has an uncommitted $8,000,000 senior secured line of credit. Berwyn Income Fund has an uncommitted $50,000,000 senior secured line of credit. Borrowings under these arrangements bear interest at a rate per annum equal to the Prime Rate minus 0.5% at the time of borrowing. During the year ended December 31, 2011, the Funds did not borrow under their respective lines of credit.

THE BERWYN FUNDS NOTES TO FINANCIAL STATEMENTS (continued)

8. RECENT ACCOUNTING PRONOUNCEMENT

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards. ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011 and is applied prospectively. Management is currently evaluating the impact ASU No. 2011-04 may have on financial statement disclosures.

9. SUBSEQUENT EVENTS

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

THE BERWYN FUNDS REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Berwyn Fund,
Berwyn Income Fund and Berwyn Cornerstone Fund
and the Board of Trustees of The Berwyn Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund, each a series of shares of beneficial interest of The Berwyn Funds, as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund as of December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
February 23, 2012

THE BERWYN FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (July 1, 2011 – December 31, 2011).

The table below illustrates the Funds’ ongoing costs in two ways:

Actual Fund Return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Funds’ actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% Return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that the Funds had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Funds’ ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads. However, a redemption fee of 1% is applied on the sale of shares held for less than six months.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

THE BERWYN FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (continued)

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period*
Berwyn Fund
Based on Actual Fund Return	$1,000.00	$957.40	$5.92
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.16	$6.11

Berwyn Income Fund
Based on Actual Fund Return	$1,000.00	$999.80	$3.23
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.98	$3.26

Berwyn Cornerstone Fund
Based on Actual Fund Return	$1,000.00	$947.30	$6.14
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.90	$6.36

*
Expenses are equal to the Funds’ annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Berwyn Fund	1.20%
Berwyn Income Fund	0.64%
Berwyn Cornerstone Fund	1.25%

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available at the Funds’ website at http://www.theberwynfunds.com and is also available without charge upon request by calling toll-free 1-800-992-6757, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available at the Funds’ website at http://www.theberwynfunds.com and is also available without charge upon request by calling toll-free 1-800-992-6757, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-992-6757. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE BERWYN FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Trustee/Officer		Address	Year of Birth	Position Held with the Trust	Length of Time Served
*	Robert E. Killen	1199 Lancaster Avenue Berwyn, PA 19312	1941	President and Trustee	Since February 1983**
	Denis P. Conlon	1199 Lancaster Avenue Berwyn, PA 19312	1947	Trustee	Since June 1992**
	Deborah D. Dorsi	1199 Lancaster Avenue Berwyn, PA 19312	1955	Trustee	Since April 1998**
*	Kevin M. Ryan	1199 Lancaster Avenue Berwyn, PA 19312	1947	Vice President and Chief Compliance Officer	Since October 2004***
	Robert G. Dorsey	225 Pictoria Drive, Suite 450, Cincinnati, OH 45246	1957	Vice President	Since April 2005
	Mark J. Seger	225 Pictoria Drive, Suite 450, Cincinnati, OH 45246	1962	Treasurer	Since April 2005
	Wade R. Bridge	225 Pictoria Drive, Suite 450, Cincinnati, OH 45246	1968	Secretary	Since August 2011

*	Robert E. Killen and Kevin M. Ryan are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Mr. Killen and Mr. Ryan are brothers-in-law.

**	Reflects length of time served as a Trustee to the Trust and as a Director of the Trust’s predecessor entities, prior to the reorganization in April 1999.

***	Prior to October 2004, Mr. Ryan served the Trust and its predecessor entities in various capacities as a Director and/or officer beginning in 1983.

Each Trustee oversees the three portfolios of the Trust. The principal occupations of the Trustees and executive officers of the Trust during the past five years and public directorships held by the Trustees are set forth below:

Robert E. Killen is an Officer, Director and majority shareholder of the Advisor. He is also a Director and Officer of Berwyn Financial Services Corp. (a registered broker-dealer).

Denis P. Conlon is President and Chief Executive Officer of CRC Industries (a worldwide manufacturer). Since January 2007, he is also President and Chief Executive Officer of Berwind Industrial Products Group (diversified manufacturing).

THE BERWYN FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (continued)

Deborah D. Dorsi is a retired computer industry executive.

Kevin M. Ryan is Legal Counsel to the Advisor and an Officer and Director of Berwyn Financial Services Corp. (a registered broker-dealer).

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC (the Trust’s administrator) and Ultimus Fund Distributors, LLC (a registered broker-dealer).

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Wade R. Bridge is Director of Fund Administration of Ultimus Fund Solutions, LLC and Vice President of Ultimus Fund Distributors, LLC.

Additional information about the Board of Trustees and executive officers may be found in the Funds’ Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-800-992-6757.

FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income made by the Funds during the year ended December 31, 2011. Certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Berwyn Income Fund and Berwyn Cornerstone Fund designate $12,463,760 and $120,454, respectively, as Qualified Dividend Income, which may be subject to a maximum rate of 15%.

As required by federal regulations, complete information will be computed and reported in conjunction with your 2011 Form 1099-DIV.

THE BERWYN FUNDS

BERWYN FUND • BERWYN INCOME FUND • BERWYN CORNERSTONE FUND

Shareholder Services
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707 Cincinnati, Ohio 45246-0707
1 (800) 992-6757
www.theberwynfunds.com

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  The name of the audit committee financial expert is Denis P. Conlon.  Mr. Conlon is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $36,400 and $35,400 with respect to the registrant’s fiscal years ended December 31, 2011 and 2010, respectively.

(b)
Audit-Related Fees.  No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $7,800 and $7,800 with respect to the registrant’s fiscal years ended December 31, 2011 and 2010, respectively.  The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)
All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
During the fiscal years ended December 31, 2011 and 2010, aggregate non-audit fees of $7,800 and $7,800, respectively, were billed by the registrant’s accountant for services rendered to the registrant.  No non-audit fees were billed in either of the last two fiscal years by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)  Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   The Berwyn Funds

By (Signature and Title)*		/s/ Robert E. Killen
Robert E. Killen, President

Date	February 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Robert E. Killen
Robert E. Killen, President

Date	February 29, 2012

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer

Date	February 29, 2012

* Print the name and title of each signing officer under his or her signature.